Trade payables	12 Months Ended
Dec. 31, 2023
Trade payables
Trade payables

18.Trade payables

	As at December 31
(in EUR 000)	2023	2022
Payables	4,102	1,873
Invoices to be received	2,053	3,112
Total trade payables	6,155	4,985

The increase in total trade payables of €1.2 million as at December 31, 2023 is due to an increase in payables of €2.2 million which is compensated by a decrease in invoices to be received of €1.1 million. The increase in payables is explained by significant R&D/Manufacturing invoices received into the month of December for which payments have been processed in 2024. The decrease of the invoices to be received is explained by the fact that the Cochlear project has ended in 2023 which means there is no provision related to Cochlear as at December 31, 2023.

The Company normally settles its trade payables in 30 days.